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                                                                   EXHIBIT 10.44

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of February 20, 1997, by and between GARGOYLES, INC., a Washington corporation (the "Company"), and DOUGLAS B. HAUFF (the "Hauff").

                                    RECITALS

A. As of the date of this Agreement, Hauff owns 367,875 shares of the Company's Common Stock and, subject to certain option agreements between Hauff and certain other shareholders of the Company, has fully-vested options to purchase and additional 664,209 shares of the Company's common stock (the "Shares").

B. Hauff is President and Chief Executive Officer and is a Director of the Company.

C. In consideration of the services rendered by Hauff to the Company, the Company wishes to grant registration rights to Hauff.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Commission" shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act.

                  (b) "Form S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

                  (c) "Shareholder(s)" shall mean Hauff holding outstanding Registrable Securities which have not been sold to the public, and/or an assignee or transferee of registration rights from Hauff as permitted by Section 8.

                  (d) "Trillium Agreement" shall mean that certain Registration Rights Agreement entered into as of February 20, 1997, by and between the Company
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and Trillium Investors II, L.L.C., a Washington limited liability company and shareholder of the Company.

                  (e) "Trillium Shareholder(s)" shall mean Trillium Investors II, L.L.C. and any assignees or transferees pursuant to the Trillium Agreement.

                  (f) "Initiating Shareholder" shall have the meaning set forth in subsection 2.1.

                  (g) "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (the "Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

                  (h) "Registrable Securities" shall mean the Shares held by the Shareholder and any Common Stock of the Company issued or issuable in respect of the Shares or other securities issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event, or any Common Stock otherwise issued or issuable with respect to the Shares; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2 or Section 3, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

                  (j) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (k) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

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         SECTION 2. DEMAND REGISTRATION

                  2.1 REQUEST FOR REGISTRATION ON FORMS OTHER THAN FORM S-3

         Subject to the remainder of this Agreement, if the Company receives from the Shareholder of Registrable Securities (the "Initiating Shareholder") a written request that the Company effect a Registration with respect to all or a part of the Registrable Securities on a form other than Form S-3 for an underwritten offering of at least 20% of the then outstanding Registrable Securities having a reasonably anticipated aggregate offering price to the public equal to or greater than $5,000,000 (U.S.), the Company shall (i) promptly give written notice of the proposed Registration to all Shareholders and to all Trillium Shareholders and shall (ii) as soon as practicable, use its diligent best efforts to effect the prompt Registration of the Registrable Securities specified in such request, together with any Registrable Securities (subject to the limitations of Section 2, hereof) of any Shareholder or Trillium Shareholder joining in such request that are specified in a written request given within 20 days after delivery of written notice from the Company. The Company shall not be obligated to take any action to effect any such registration pursuant to this subsection 2.1 (i) within six months after the effective date of a Registration initiated by the Company, (ii) within six months after the effective date of a Registration initiated by the Trillium Shareholders pursuant to the Trillium Agreement in which Registration the Shareholder was not excluded from participation pursuant to Section 2.4.4 of this Agreement or the Trillium Agreement or (iii) after the Company has effected two such Registrations pursuant to this subsection 2.1 and such Registrations shall have been declared effective (the "First Demand Registration" and the "Second Demand Registration", collectively, the "Demand Registrations").

                  2.2 REQUEST FOR REGISTRATION ON FORM S-3

         Subject to this Agreement, if the Company receives from the Shareholder a written request that the Company effect any Registration on Form S-3, at a time when the Company is eligible to register securities on Form S-3, for an offering by the Shareholders of at least 20% of the then outstanding Registrable Securities having a reasonably anticipated aggregate offering price to the public equal to or greater than $5,000,000 (U.S.), the Company will promptly give written notice of the proposed Registration to all the Shareholders and Trillium Shareholders and will as soon as practicable use its diligent best efforts to effect Registration of the Registrable Securities specified in such request together with all or such portion of the Registrable Securities of any other Shareholder joining in such request as are specified in a written request delivered to the Company within 20 days after written notice from the Company of the proposed Registration. The Company shall be obligated to effect registration under this subsection 2.2 once in any 12-month period, not to exceed four (4) requests for the term of this Agreement,

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                  2.3 RIGHT OF DEFERRAL OF REGISTRATION; NO SALES DURING
                      BLACKOUT PERIODS

         The Company shall not be obligated to effect any registration, qualification or compliance pursuant to section 2 hereof, if:

                  (i) the Company shall furnish to the Initiating Shareholder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for any Registration requested under subsection 2.1 or 2.3 of this Agreement to occur at the time the request is received, the Company shall have the right, exercisable in the aggregate of 180 days in any 12-month period, to defer the filing of a Registration Statement with respect to such offering for a period of not more than 180 days from delivery of the request of the Initiating Shareholder;

                  (ii) the Company shall furnish to the Shareholder a certificate signed by the President of the Company stating that the Company intends within 90 days of the date of such certificate to file a registration statement for the public offering of securities of the Company to the general public, in which event the Shareholder shall be entitled to participate to the fullest extend they desire pursuant to Section 3 hereof; or

                  (iii) the Company, within the 12-month period preceding the date of such request, has effected a registration of securities in which the Shareholders of Registrable Securities requesting registration were entitled to participate to the fullest extent they desired pursuant to Section 3.

         In addition, no sales of Registrable Securities shall be made by any Shareholder who is subject to the Company's insider trading policies during any blackout periods proscribed by such policy.

                  2.4 UNDERWRITING IN DEMAND REGISTRATION

                           2.4.1 NOTICE OF UNDERWRITING

         If the Shareholder intends to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in section 2. The right of the Shareholder to Registration pursuant to this Section 2 shall be conditioned upon the Shareholder's agreement to participate in such underwriting and the inclusion of the Shareholder's Registrable Securities in the underwriting.

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                           2.4.2 SELECTION OF UNDERWRITER IN DEMAND REGISTRATION

         The Company shall (together with all holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative (the "Underwriter's Representative") of the underwriter or underwriters selected for such underwriting jointly by a majority of the Registrable Securities being registered by the Initiating Shareholder and the Company.

                           2.4.3 INCLUSION OF OTHER SHAREHOLDERS IN DEMAND
                                 REGISTRATION

         If the officers or directors of the Company holding Common Stock other than Registrable Securities request inclusion in such Registration, or if holders of securities other than Registrable Securities request and are legally entitled to inclusion in such Registration, the Initiating Shareholder shall offer to such officers or directors and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this Section 2, Section 4 and Section 7.

                           2.4.4 INCLUSION OF THE COMPANY'S SECURITIES IN DEMAND
                                 REGISTRATION

         If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include securities for its own account in such registration and underwriting if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such Registration and underwriting will not thereby be limited.

                           2.4.5 MARKETING LIMITATION IN DEMAND REGISTRATION

         If the Underwriter's Representative advises the Initiating Shareholder in writing that market factors require a limitation of the number of shares to be underwritten, the Initiating Shareholder shall so advise all Shareholders and Trillium Shareholders who have elected to participate in such Registration, and holders of securities which, pursuant to subsection 2.4, would otherwise be underwritten pursuant to this subsection 2.4, and the number of shares of such securities that may be included in the Registration and underwriting shall be allocated first to the Initiating Shareholder, and then among the Company and all remaining holders thereof in proportion, as nearly as practicable, to the respective amounts of securities held by such holders at the time of filing the Registration Statement. Other holders with rights to participation in the Registration pursuant to this Agreement or the Trillium Agreement shall have the right to participate in the Registration hereunder only to the extent that such participation does not preclude

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the Initiating Shareholder from registering in such Registration the total number of Registrable Securities the Initiating Shareholder requests in such notification.

                           2.4.6 RIGHT OF WITHDRAWAL IN DEMAND REGISTRATION

         If any Shareholder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Initiating Shareholder delivered at least one day before the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

                  2.5 BLUE SKY IN DEMAND REGISTRATION

         In the event of any Registration pursuant to this Section 2, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be requested by the Underwriter's Representative and reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (ii) the Company shall not be required to Register or qualify the securities covered by the Registration Statement in any jurisdiction which requires, as a condition of such Registration or qualification, escrow of securities of the Company held by founders, officers, directors or employees of the Company, and (iii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a nonwaivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by the selling shareholders.

         SECTION 3. PIGGYBACK REGISTRATION

                  3.1 NOTICE OF PIGGYBACK REGISTRATION AND INCLUSION OF
                      REGISTRABLE SECURITIES

         Subject this Agreement, if the Company decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) in connection with a sale to the public for cash on a form that would be suitable for a registration involving Registrable Securities, the Company will (i) promptly give the Shareholders written notice thereof and (ii) include in such Registration (and any related qualification under state securities or "blue sky" laws or other compliance),

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and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Shareholder within 20 days after delivery of such written notice from the Company. In addition, the Company shall have no obligation to register any Registrable Securities on behalf of the Shareholder pursuant to this subsection 3.1 unless such securities have a reasonably anticipated aggregate offering price to the public equal to or greater than $100,000 (U.S.).

                  3.2 UNDERWRITING IN PIGGYBACK REGISTRATION

                           3.2.1 NOTICE OF UNDERWRITING IN PIGGYBACK
                                 REGISTRATION

         If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Shareholder as a part of the written notice given pursuant to subsection 3.1. In such event the right of any Shareholder to Registration shall be conditioned upon such underwriting and the inclusion of such Shareholder's Registrable Securities in such underwriting to the extent provided in this
Section 3. The Shareholder proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering.

                           3.2.2 MARKETING LIMITATION IN PIGGYBACK REGISTRATION

         If the Underwriter's Representative advises the Company that market factors require a limitation of the number of shares to be underwritten, the Underwriter's Representative may (subject to the allocation priority set forth in subsection 3.2.3) exclude those Registrable Securities from the Registration.

                           3.2.3 ALLOCATION OF SHARES IN PIGGYBACK REGISTRATION

         If the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to subsection 3.2.2, the number of shares that may be included in the Registration and underwriting shall be allocated first to the Company and then among all other holders thereof in proportion, as nearly as practicable, to the respective amounts of securities (including Registrable Securities) which such holders, absent any such limitation, would otherwise be entitled to include in such Registration.

                           3.2.4 WITHDRAWAL IN PIGGYBACK REGISTRATION

         If any Shareholder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written

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notice to the Company and the underwriter delivered at least one day prior to the effective date of the Registration Statement. The Registrable Securities so withdrawn shall also be withdrawn from the Registration Statement.

                  3.3 BLUE SKY IN PIGGYBACK REGISTRATION

         In the event of any Registration of Registrable Securities pursuant to this Section 3, the Company will exercise its best efforts to register and qualify the securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be requested by the Underwriter's Representative and reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a nonwaivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

                  3.4 RIGHT TO TERMINATE COMPANY REGISTRATION

         The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration, whether or not any Shareholder has elected to include securities to such registration. Notwithstanding the rights given to the Shareholder under this Agreement, under no circumstances shall the Shareholder or other holder participating in any Registration under this Section 3 have the right to delay or enjoin any Company Registration.

         SECTION 4. EXPENSES OF REGISTRATION

         All Registration Expenses incurred in connection with all Registrations pursuant to Section 2 shall be borne by the Shareholder and any other holder of Registrable Securities Registered pro rata on the basis of the number of Shares Registered. All Registration Expenses incurred pursuant to Section 3 shall be borne by the Company and the Shareholder and any other holder of securities Registered pro rata on the basis of the number of Shares Registered. All Selling Expenses shall be borne by the Shareholder of the securities Registered and any other holder of Registrable Securities Registered pro rata on the basis of the number of shares Registered.

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         SECTION 5. REGISTRATION PROCEDURES

         The Company will keep the Shareholder whose Registrable Securities are included in any Registration pursuant to this Agreement advised as to the initiation and completion of such Registration. Pursuant to the provisions of
Section 2 or 3, as applicable, the Company will: (i) use its best efforts to keep such Registration effective for a period of 120 days or until the Shareholder or Shareholders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; and (ii) furnish such number of prospectuses (including preliminary prospectuses) and other documents as a Shareholder from time to time may reasonably request.

         SECTION 6. INFORMATION FURNISHED BY SHAREHOLDER

         It shall be a condition precedent to the Company's obligations under this Agreement that the Shareholder of Registrable Securities included in any Registration furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may reasonably request.

         SECTION 7. INDEMNIFICATION

                  7.1 THE COMPANY'S INDEMNIFICATION OF SHAREHOLDERS

         To the extent permitted by law, the Company will indemnify the Shareholder, each of its officers, directors and constituent partners, and each person controlling such Shareholder, with respect to which qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, and liabilities (or actions in respect thereof) to the extent such claims, losses, damages, or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document or upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance. The Company will reimburse the Shareholder, each of its officers, directors and constituent partners, each such underwriter, and each person who controls any such Shareholder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this subsection 7.1 shall not apply to amounts paid in settlement of any such claim,

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loss, damage, liability, or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld) and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Shareholder, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company; provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the proceeds of the Registrable Securities sold in such Registration, qualification or compliance.

                  7.2 SHAREHOLDER'S INDEMNIFICATION OF THE COMPANY

         To the extent permitted by law, each Shareholder will, if Registrable Securities held by such Shareholder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages, and liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by a Shareholder of any rule or regulation promulgated under the Securities Act applicable to such Shareholder and relating to action or inaction required of the Shareholder in connection with any such Registration, qualification, or compliance. The Shareholder will reimburse the Company, and each of its directors, officers, partners, control persons, or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder and stated to be specifically for use in connection with the offering of securities of the Company; provided, however, that the obligations of the Shareholder hereunder shall be limited to an amount equal to the proceeds to the Shareholder of Registrable Securities sold in such Registration, qualification or compliance.

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                  7.3 INDEMNIFICATION PROCEDURE

         Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. In the event that the indemnifying party elects to assume the defense of any such suit and retain such counsel and if the indemnified party reasonably determines that a conflict exists between the indemnifying party and the indemnified party in such defense, the indemnifying party shall pay the reasonable fees and expenses of one additional counsel with respect to each such suit retained by the indemnified party selected by the indemnified party (which selection shall be made by a majority in interest of the indemnifying Shareholder in the case of the Shareholder) and reasonably satisfactory to the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 7.

         SECTION 8. TRANSFER AND TERMINATION OF REGISTRATION RIGHTS

         The rights to cause the Company to Register securities granted by the Company under this Agreement may be assigned by a Shareholder to a transferee or assignee of any Registrable Securities who shall acquire at least 100,000 of the shares of Registrable Securities. Notwithstanding any other provision of this Agreement, the rights of the Shareholder pursuant to the First Demand Right, to cause the Company to Register Registrable Securities under this Agreement shall terminate in all respects on December 31, 1998. The rights of the Shareholder pursuant to the Second Demand Right and any other rights to cause the Company to Register Registrable Securities under this Agreement shall continue indefinitely until termination of this Agreement. This Agreement shall terminate when the Shareholder no longer owns sufficient shares of Registrable Securities to make a demand under Section 2 of this Agreement.


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         SECTION 9. SUCCESSORS AND ASSIGNS

         Subject to the limitations of Section 8 hereof, this Agreement shall bind and inure to the benefit of the Company, the Shareholder and its respective successors and assigns.

         SECTION 10. LOCK-UP AGREEMENT

         If requested by an underwriter of a Company Registration, the Shareholder shall agree not to sell or otherwise transfer or dispose (other than to assignees who agree to be similarly bound) of any Registrable Securities for up to ten (10) days prior to the estimated effective date of a Registration Statement of the Company or 180 days following the effective date of a Registration Statement of the Company filed under the Securities Act; provided, however, that all officers and directors of the Company and all other persons holding registration rights under this Agreement, the Trillium Agreement, or otherwise enter into similar agreements. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities (and all other securities subject to registration rights) until the end of such period.

         SECTION 11. ENTIRE AGREEMENT

         This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior arrangements and understandings with respect thereto.

         SECTION 12. NOTICES

         All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below, or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties. Notice given in accordance with this Section 11 shall be effective upon receipt or when receipt is refused.

                  (a) If to the Company:

                      Gargoyles, Inc.
                      5866 South 194th Street
                      Kent, WA  98032
                      Attention:  President

                  (b) If to the Shareholder, at the address set forth on
                      Schedule A hereto.

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         SECTION 13. CHANGES

         The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the Company and the shareholders of 66-2/3% of the Registrable Securities then outstanding.

         SECTION 14. COUNTERPARTS

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         SECTION 15. HEADINGS

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         SECTION 16. GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

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         IN WITNESS WHEREOF, the undersigned have executed this Registration
Rights Agreement as of the date set forth above.

                  Company:      GARGOYLES, INC.


                                By: /s/ Steven R. Kingma
                                Steven R. Kingma, Vice President
                                and Chief Financial Officer

                  Shareholder:  DOUGLAS B. HAUFF


                                /s/ Douglas B. Hauff

                                Address: The Highlands
                                         Seattle, WA 98177


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